UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in Charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Address of Principal Executive Offices)(Zip Code)

713-222-6966

(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure

Houston American Energy Corp. (the “Company”) is filing this Current Report on Form 8-K to provide certain unaudited pro forma consolidated financial information to reflect the receipt of proceeds from sales of common stock pursuant to the Company’s “At the Market Issuance Sales Agreement” (the “ATM Offering”) as of September 11, 2017. As previously disclosed, on March 22, 2016, the Company received notification (the “Deficiency Letter”) from the NYSE MKT LLC of its noncompliance with certain NYSE American continued listing standards relating to, among other things, stockholders’ equity. Specifically, the Company was not in compliance with Section 103(a)(iii) of the NYSE American Company Guide requiring stockholders’ equity of $6.0 million or more if it has reported losses from continuing operations and/or net loss in its five most recent fiscal years. Pursuant to the Deficiency Letter, and further notifications from the NYSE American, the Company was granted an extension of its listing, until September 18, 2017, to regain compliance with the continued listing standards pertaining to stockholders’ equity.

The purpose of this Current Report on Form 8-K is to reflect the results of the Company’s plan to regain compliance with the stockholders’ equity requirement for continued listing on the NYSE American.

As of September 11, 2017, the Company had sold an aggregate of 4,245,135 shares in the ATM Offering and had received proceeds, net of commissions and expenses, of $2,379,605.

Pro forma shareholders’ equity at June 30, 2017, giving effect to the receipt of net proceeds from the ATM Offering, as of September 11, 2017, was as follows:

	Historical	Pro Forma Adjustments	Pro Forma

Preferred stock	$2	$—	$2
Common stock	51,277	4,245	55,522
Additional paid-in capital	68,342,255	2,375,360	70,717,615
Accumulated deficit	(64,148,866)	—	(64,148,866)
Total Shareholders’ Equity	$4,244,668	$2,379,605	$6,624,273

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: September 11, 2017
	By:	/s/ John P. Boylan
John P. Boylan
Chief Executive Officer

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